                                                             Exhibit 12(a)(1)(C)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                   BOISE CASCADE OFFICE PRODUCTS CORPORATION
                                       TO

                         BOISE ACQUISITION CORPORATION,
                          A WHOLLY-OWNED SUBSIDIARY OF

                           BOISE CASCADE CORPORATION
     ----------------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                 APRIL 19, 2000, UNLESS THE OFFER IS EXTENDED.
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    This Notice of Guaranteed Delivery, or a form substantially equivalent, must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $.01 per share (the "Shares"), of Boise
Cascade Office Products Corporation, a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the expiration date of the Offer, or if time will not permit all required documents to reach the Depositary prior to the expiration date of the Offer.
This form may be delivered by hand or transmitted by overnight courier, fax (for Eligible Institutions only), or mail to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:
                           BOISE CASCADE CORPORATION
                        SHAREHOLDER SERVICES DEPARTMENT

             BY MAIL:                    BY OVERNIGHT COURIER:                     BY HAND:
    Boise Cascade Corporation          Boise Cascade Corporation       ChaseMellon Shareholder Services
    Shareholder Services Dept.         Shareholder Services Dept.                120 Broadway
           P.O. Box 50                 1111 West Jefferson Street             New York, NY 10271
       Boise, ID 83728-0001                 Boise, ID 83702

                                                BY FAX:
                                    (FOR ELIGIBLE INSTITUTIONS ONLY)
                                           Fax: 208/384-4979

                                       CONFIRM FAX TRANSMISSION:
                                        Telephone: 800/544-6473

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FAX OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY CANNOT BE USED TO GUARANTEE SIGNATURES. IF THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL PROVIDE THAT A SIGNATURE ON THE LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN "ELIGIBLE INSTITUTION," THE SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    The undersigned hereby tenders to Boise Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Boise Cascade Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 22, 2000, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Certificate Numbers (if available)                     Name(s) of Record Holder(s)

-------------------------------------------            -------------------------------------------

Number of Shares ------------------------                   -------------------------------------------
                                                                       please type or print

Check box if Shares will be tendered by book-entry     Address(es)
transfer:                                              -------------------------------------------
                                                       -------------------------------------------
/ / The Depository Trust Company

Account Number ---------------------                   Telephone Number ---------------------
Dated ---------------------------- , 2000              Signature(s)
                                                       -------------------------------------------
                                                       -------------------------------------------

                                   GUARANTEE
                    (Not to be used for Signature Guarantee)

    The undersigned, a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, or the Stock Exchange Medallion Program, (a) represents that the above named person(s) "own(s)" the tendered Shares within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) represents that the tender of the Shares complies with Rule 14e-4 under the Exchange Act, and (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the tendered Shares in proper form for transfer, or confirmation of book-entry transfer of the tendered Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or exact copy), and any other required documents, within three New York Stock Exchange trading days after the date of this Notice.

-------------------------------------------            -------------------------------------------
Name of Firm                                           Authorized Signature

-------------------------------------------            -------------------------------------------
Address                                                Title

-------------------------------------------            Name ------------------------------------
City, State and Zip Code                               please type or print

Telephone Number ------------------------              Date ----------------------------, 2000

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    NOTE: Do not send certificates for Shares with this Notice of Guaranteed
                                   Delivery.
          Certificates should be sent with your Letter of Transmittal.
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